SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 22, 2009

FNBH BANCORP, INC.
(Exact name of registrant
as specified in charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-25752 (Commission File Number)	38-2869722 (IRS Employer Identification No.)

101 East Grand River Howell, Michigan (Address of principal executive office)	48843 (Zip Code)

Registrant’s telephone number, including area code: (517) 546-3150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01      Other Events

On January 22, 2009, FNBH Bancorp, Inc. (the “Corporation”) further adjourned its Special Meeting of Shareholders to allow its shareholders additional time to vote on the proposed amendment to the Corporation’s Articles of Incorporation to authorize the Board of Directors to issue up to 30,000 shares of preferred stock. The proposed amendment has been further described in proxy materials sent to shareholders and filed with the Securities and Exchange Commission.

The Special Meeting will reconvene at 11:00 a.m., local time, Thursday, February 19, 2009, at the main office of First National Bank in Howell at 101 East Grand River, Howell, Michigan.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 27, 2009	FNBH BANCORP, INC. (Registrant) By: /s/ Janice B. Trouba —————————————— Janice B. Trouba Chief Financial Officer